UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 14, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    1-9009                  13-3094658
   ----------------------------       ------------           -------------------
   (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
                   -------------------------------------------
              (Address of principal executive offices and zip code)


                                 (908)272-2400
                                 -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 4.01    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In accordance with Item 304 of Regulation S-B, the following information pertains to the change in Registrant's Certifying Accountant.

         (i) Wiss & Company, LLP has notified the Registrant that it will not stand for reappointment as the Registrant's independent accountants effective January 14, 2005.

         (ii) Wiss & Company, LLP did not qualify their audit opinion for any of the past two fiscal years as to uncertainty, audit scope or accounting principles.

         (iii) There were no disagreements with Wiss & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or any later interim period.

         (iv) None of the kinds of events listed in (A) or (B) of Item 304(a)(1)(iv) of Regulation S-B occurred during either of the Registrant's two most recent fiscal years or any later interim period.

         (v) Wiss & Company, LLP has been asked to provide a letter addressed to the SEC stating whether they agree with the above statements. This letter will be filed by amendment by the Registrant in accordance with the requirements of
Item 304 of Regulation S-B.

         (vi) On January 18, 2005, the Audit Committee of the Registrant appointed Amper, Politziner & Mattia P. C. as the Registrant's independent accountants.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


         (c)  Exhibits

              Exhibit 16    Letter re change in certifying accountants*



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*To be filed by amendment

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 20, 2005                      TOFUTTI BRANDS INC.
                                              (Registrant)



                                            By: /s/David Mintz
                                                --------------
                                                David Mintz
                                                Chief Executive Officer